                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                            _________________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): May 10, 2002
                            _________________________

                            ILLINOIS TOOL WORKS INC.
             (Exact Name of Registrant as Specified in its Charter)

         Delaware                     1-4797                    36-1258310
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
       of Incorporation)                                     Identification No.)

     3600 West Lake Avenue, Glenview, IL                       60025
(Address of principal executive offices)                     (Zip Code)

       (Registrant's telephone number, including area code): 847-724-7500

                                 Not Applicable
         (Former name or former address, if changed since last report.)

Item 4.    Changes in Registrant's Certifying Accountant

On May 10,  2002,  the Board of  Directors  of  Illinois  Tool Works  Inc.  (the
"Company"),  upon  recommendation of its Audit Committee,  determined to dismiss the  Company's  independent  auditors,  Arthur  Andersen  LLP, and to engage the services of Deloitte and Touche LLP as its new independent auditors.

The  audit  reports  of  Arthur  Andersen  LLP  on  the  consolidated  financial statements of the Company as of and for the fiscal years ended December 31, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion,  nor were they  qualified  or  modified  as to  uncertainty,  audit  scope  or  accounting principles.

During the two most recent  fiscal years ended  December 31, 2001 and 2000,  and the subsequent  interim period through May 10, 2002, there were no disagreements between  the  Company  and  Arthur  Andersen  LLP on any  matter  of  accounting principles or practices,  financial  statement  disclosure or auditing  scope or procedure,  which  disagreements,  if not  resolved  to  Arthur  Andersen  LLP's satisfaction,  would have caused  Arthur  Andersen LLP to make  reference to the subject matter of the disagreement in connection with its reports.

None of the reportable  events  described under Item 304 (a)(1)(v) of Regulation
S-K occurred within the two most recent fiscal years ended December 31, 2001 and
2000 or within the interim period through May 10, 2002.

The  Company  has  provided  Arthur  Andersen  LLP with a copy of the  foregoing statements.  Attached as Exhibit 16 is a copy of a letter  from Arthur  Andersen
LLP, dated May 10, 2002, stating its agreement with such statements.

During the two most recent fiscal years ended December 31, 2001 and 2000 and the subsequent interim period through May 10, 2002, the Company did not consult with
Deloitte and Touche LLP regarding any of the matters or events set forth in Item
304(a)(2)(i) and (ii) of Regulation S-K.

Item 7.    Financial Statements and Exhibits

           (c)     Exhibits

                   Exhibit Number    Exhibit Description
                        16           Letter from Arthur Andersen LLP to the
                                     Securities and Exchange Commission,
                                     dated May 10, 2002.

                                   SIGNATURES

Pursuant to the  requirements  of the  Securities  and Exchange Act of 1934, the
registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned, hereunto duly authorized.

                                   Illinois Tool Works Inc.

Date: May 15, 2002           By:   /s/ Jon C. Kinney
                                   -----------------------------------------
                                   Jon C. Kinney
                                   Senior Vice President and
                                   Chief Financial Officer

                                                                                                                             Exhibit 16

May 10, 2002

Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Dear Sir/Madam:

We have read the first five  paragraphs of Item 4 included in the Form 8-K dated
May 10, 2002 of Illinois  Tool Works Inc.  to be filed with the  Securities  and
Exchange Commission and are in agreement with the statements contained therein.

Very truly yours,

/s/ Arthur Andersen LLP

cc:  Jon C. Kinney,
     Senior Vice President and Chief Financial Officer, Illinois Tool Works Inc.